Exhibit 10.41

AMENDMENT NO. 2

TO

STEMMING SERVICES AGREEMENT

This Amendment No. 2 (this “Amendment”), dated March 31, 2004, is by and between Philip Morris USA Inc. (formerly Philip Morris Incorporated), a Virginia corporation doing business as Philip Morris U.S.A. (“PM”) and Universal Leaf Tobacco Company, Incorporated (“Contractor”), a Virginia corporation.

RECITALS

WHEREAS, PM and Contractor have entered into an Agreement for Stemming Services, dated May 11, 2001 (the “Agreement”); and

WHEREAS, PM and Contractor subsequently entered into an Amendment No. 1 to the Agreement, dated August 29, 2002 (“Amendment No. 1”); and

WHEREAS, PM and Contractor now wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration exchanged, PM and Contractor agree as follows:

1. This Amendment shall be effective as of the date first written above.

2. Exhibit G and Section 4.2.2.3 of the Agreement, as amended, are hereby amended by replacing the word “April” with “January” throughout such Exhibit G and Section 4.2.2.3.

3. Except as hereby specifically amended, the Agreement is and shall remain in full force and effect as written.

4. The Agreement, as amended, and this Amendment constitute the entire agreement of the parties regarding their subject matter and supersede all prior or contemporaneous agreements or understandings regarding such subject matter.

WITNESS the signatures of the authorized representatives of the parties:

PHILIP MORRIS USA INC.		UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED

By:	/s/ Edward A. Day	By:	/s/ Ray M. Paul, Jr.
Name:	Edward A. Day	Name:	Ray M. Paul, Jr.
Title:	Director, Leaf Operations	Title:	Senior Vice President